UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 14, 2007
Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1941 Ringwood Avenue, San Jose, California		95131-1721

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		408-451-9400
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.
On May 14, 2007, Bell Microproducts Inc. (“Bell”) amended its securitization program with Wachovia Bank, National Association and PNC Bank, National Association by executing the Second Amended and Restated Credit and Security Agreement (the “Amended Agreement”). The effect of the Amended Agreement is to replace PNC Bank, National Association with General Electric Capital Corporation as a lender group agent and as one of the lenders under the facility. The Amended Agreement also extends to September 30, 2007 the deadline for Bell to provide audited financial statements for 2006 and requires that, by September 30, 2007, Bell provide restated financial statements for 2004, 2005 and the first two quarters of 2006.
The foregoing description of the Amended Agreement is qualified in its entirety by reference to the full text of the Amended Agreement which is set forth in Exhibit 99.1 hereto and is incorporated into this Report as if fully set forth herein.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On May 14, 2007, Bell received a written additional Staff Determination notice from The Nasdaq Stock Market (“Nasdaq”) stating that Bell is not in compliance with the requirements for continued listing pursuant to Nasdaq’s Marketplace Rule 4310(c)(14) because it did not timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 and, therefore, that its common stock is subject to delisting from the Nasdaq Global Market. Bell issued a press release on May 18, 2007 disclosing its receipt of this notice from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
Exhibit 99.1 – Second Amended and Restated Credit and Security Agreement, dated as of May 14, 2007, by and among Bell, Bell Microproducts Funding Corporation, the Registrant, Variable Funding Capital Company LLC, certain conduit lenders, certain liquidity banks, certain lender group agents, Wachovia Bank, National Association and General Electric Capital Corporation
Exhibit 99.2 - Press release dated May 18, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.
May 18, 2007	By:	/s/ James E. Illson
		Name:	James E. Illson
		Title:	Chief Operating Officer, President of Americas and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Second Amended and Restated Credit and Security Agreement, dated as of May 14, 2007, by and among Bell, Bell Microproducts Funding Corporation, Variable Funding Capital Company LLC, certain conduit lenders, certain liquidity banks, certain lender group agents, Wachovia Bank, National Association and General Electric Capital Corporation

99.2	Press release dated May 18, 2007